Exhibit 99.2
Non-US GAAP Financial Measures and Supplemental Information
November 6, 2023
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures. This document is updated quarterly.
Presentation
This document presents the Company's two business segments, Engineered Materials and the Acetyl Chain.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties because the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), operating margin, cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other US GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Financial Information/Financial Document Library page of our website, investors.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present in this document, in the presentation itself or on a Form 8-K in connection with the presentation on the Financial Information/Financial Document Library page of our website, investors.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT margin, operating EBITDA, operating EBITDA margin, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital (adjusted). The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin and operating EBITDA margin is operating margin; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.
Definitions
•Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items (refer to Table 8). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted EBIT on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.
•Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.
•Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI"). We believe that operating profit (loss) attributable to Celanese Corporation provides transparent and useful information to management, investors, analysts and other parties in evaluating our core operational performance. Operating margin attributable to Celanese Corporation is defined by the Company as operating profit (loss) attributable to Celanese Corporation divided by net sales. Operating margin attributable to Celanese Corporation has the same uses and limitations as Operating profit (loss) attributable to Celanese Corporation.
•Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted earnings per share on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information.
Note: The income tax expense (benefit) on Certain Items ("Non-GAAP adjustments") is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management's assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. Table 3a summarizes the reconciliation of our estimated GAAP effective tax rate to the adjusted tax rate. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.

•Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our NCI joint ventures. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations. Free cash flow is not a measure of cash available for discretionary expenditures since the Company has certain debt service and finance lease payments that are not deducted from that measure. We do not provide reconciliations for free cash flow on a forward-looking basis when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of items such as working capital changes, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information.
•Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.
•Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our stockholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns.
Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:
•Net sales for each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for each of our business segments.
•Cash dividends received from our equity investments.
•For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.
Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Celanese Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Q3 '23	Q2 '23	Q1 '23	2022	Q4 '22	Q3 '22	Q2 '22	Q1 '22
	(In $ millions)
Net earnings (loss) attributable to Celanese Corporation	951	220	91	1,894	767	191	434	502
(Earnings) loss from discontinued operations	1	(1)	3	8	1	1	6	—
Interest income	(12)	(7)	(8)	(69)	(33)	(34)	(1)	(1)
Interest expense	178	182	182	405	168	154	48	35
Refinancing expense	7	—	—	—	—	—	—	—
Income tax provision (benefit)	(236)	(4)	25	(489)	(840)	127	112	112
Certain Items attributable to Celanese Corporation (Table 8)	(438)	54	131	422	239	71	47	65
Adjusted EBIT	451	444	424	2,171	302	510	646	713
Depreciation and amortization expense(1)	173	172	172	446	151	97	98	100
Operating EBITDA	624	616	596	2,617	453	607	744	813

	Q3 '23	Q2 '23	Q1 '23	2022	Q4 '22	Q3 '22	Q2 '22	Q1 '22
	(In $ millions)
Engineered Materials	—	—	—	13	2	3	4	4
Acetyl Chain	—	—	—	2	—	—	—	2
Other Activities(2)	—	—	—	1	—	—	1	—
Accelerated depreciation and amortization expense	—	—	—	16	2	3	5	6
Depreciation and amortization expense(1)	173	172	172	446	151	97	98	100
Total depreciation and amortization expense	173	172	172	462	153	100	103	106
______________________________
(1)Excludes accelerated depreciation and amortization expense as detailed in the table above, which amounts are included in Certain Items above.
(2)Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 1a
M&M Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Q3 '23	Q2 '23	Q1 '23	Q4 '22
	(In $ millions)
Net earnings (loss) attributable to M&M	47	47	(48)	(69)	(3)
Income tax provision (benefit)	10	(1)	13	6
Certain Items(1)	17	18	86	72
Adjusted EBIT	74	64	51	9
Depreciation and amortization expense	70	68	68	47
Operating EBITDA(2)	144	132	119	56	(4)
______________________________
(1)Amount is included within total Certain Items shown in Table 8.
(2)Excludes $(19) million, $(23) million, $(23) million and $(17) million of Operating EBITDA included in Other Activities for the three months ended September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.
(3)Excludes $30 million of Net loss for the month ended October 31, 2022, prior to our acquisition of the majority of the Mobility & Materials business ("M&M Business") of DuPont de Nemours, Inc.
(4)Excludes $22 million of Operating EBITDA for the month ended October 31, 2022, prior to our acquisition of the M&M Business.

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	Q3 '23		Q2 '23		Q1 '23		2022		Q4 '22		Q3 '22		Q2 '22		Q1 '22
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Engineered Materials	691	45.2%	158	10.0%	112	6.9%	429	10.7%	25	2.0%	114	12.3%	166	17.5%	124	13.6%
Acetyl Chain	272	22.3%	295	23.9%	278	22.2%	1,447	25.2%	204	18.0%	312	22.3%	428	27.5%	503	30.4%
Other Activities(1)	(121)		(118)		(139)		(498)		(173)		(118)		(111)		(96)
Total	842	30.9%	335	12.0%	251	8.8%	1,378	14.2%	56	2.4%	308	13.4%	483	19.4%	531	20.9%
Less: Net Earnings (Loss) Attributable to NCI for Engineered Materials	(2)		(2)		—		—		—		—		—		—
Less: Net Earnings (Loss) Attributable to NCI for Acetyl Chain	—		3		2		8		2		2		2		2
Operating Profit (Loss) Attributable to Celanese Corporation	844	31.0%	334	11.9%	249	8.7%	1,370	14.2%	54	2.3%	306	13.3%	481	19.3%	529	20.8%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Engineered Materials	693	45.4%	160	10.1%	112	6.9%	429	10.7%	25	2.0%	114	12.3%	166	17.5%	124	13.6%
Acetyl Chain	272	22.3%	292	23.7%	276	22.1%	1,439	25.1%	202	17.8%	310	22.2%	426	27.3%	501	30.3%
Other Activities(1)	(121)		(118)		(139)		(498)		(173)		(118)		(111)		(96)
Total	844	31.0%	334	11.9%	249	8.7%	1,370	14.2%	54	2.3%	306	13.3%	481	19.3%	529	20.8%
Equity Earnings and Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Engineered Materials	12		20		10		207		35		70		53		49
Acetyl Chain	33		32		34		143		30		34		39		40
Other Activities(1)	1		6		(1)		12		1		4		1		6
Total	46		58		43		362		66		108		93		95
Non-Operating Pension and Other Post-Retirement Employee Benefit (Expense) Income Attributable to Celanese Corporation
Engineered Materials	—		—		—		—		—		—		—		—
Acetyl Chain	—		—		—		—		—		—		—		—
Other Activities(1)	(1)		(2)		1		17		(57)		25		25		24
Total	(1)		(2)		1		17		(57)		25		25		24
Certain Items Attributable to Celanese Corporation (Table 8)
Engineered Materials	(476)		25		93		143		78		22		5		38
Acetyl Chain	5		8		6		27		10		5		10		2
Other Activities(1)	33		21		32		252		151		44		32		25
Total	(438)		54		131		422		239		71		47		65
Adjusted EBIT / Adjusted EBIT Margin
Engineered Materials	229	15.0%	205	12.9%	215	13.2%	779	19.4%	138	11.2%	206	22.2%	224	23.6%	211	23.2%
Acetyl Chain	310	25.4%	332	26.9%	316	25.3%	1,609	28.0%	242	21.3%	349	25.0%	475	30.5%	543	32.9%
Other Activities(1)	(88)		(93)		(107)		(217)		(78)		(45)		(53)		(41)
Total	451	16.6%	444	15.9%	424	14.9%	2,171	22.4%	302	12.9%	510	22.2%	646	26.0%	713	28.1%
___________________________
(1)Other Activities includes corporate SG&A expenses, results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited (cont.)

	Q3 '23		Q2 '23		Q1 '23		2022		Q4 '22		Q3 '22		Q2 '22		Q1 '22
	(In $ millions, except percentages)
Depreciation and Amortization Expense(1)
Engineered Materials	111		112		112		213		90		40		41		42
Acetyl Chain	55		54		54		211		52		53		52		54
Other Activities(2)	7		6		6		22		9		4		5		4
Total	173		172		172		446		151		97		98		100
Operating EBITDA / Operating EBITDA Margin
Engineered Materials	340	22.3%	317	20.0%	327	20.1%	992	24.7%	228	18.4%	246	26.5%	265	28.0%	253	27.8%
Acetyl Chain	365	29.9%	386	31.3%	370	29.6%	1,820	31.7%	294	25.9%	402	28.8%	527	33.8%	597	36.1%
Other Activities(2)	(81)		(87)		(101)		(195)		(69)		(41)		(48)		(37)
Total	624	22.9%	616	22.0%	596	20.9%	2,617	27.1%	453	19.3%	607	26.4%	744	29.9%	813	32.0%
___________________________
(1)Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. See Table 1 for details.
(2)Other Activities includes corporate SG&A expenses, results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '23		Q2 '23		Q1 '23		2022		Q4 '22		Q3 '22		Q2 '22		Q1 '22
		per share		per share		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	952	8.70	219	2.00	94	0.86	1,902	17.41	768	7.03	192	1.76	440	4.03	502	4.61
Income tax provision (benefit)	(236)		(4)		25		(489)		(840)		127		112		112
Earnings (loss) from continuing operations before tax	716		215		119		1,413		(72)		319		552		614
Certain Items attributable to Celanese Corporation (Table 8)	(438)		54		131		422		239		71		47		65
Refinancing and related expenses	7		—		—		158	(1)	14	(1)	104	(1)	26	(1)	14	(1)
Adjusted earnings (loss) from continuing operations before tax	285		269		250		1,993		181		494		625		693
Income tax (provision) benefit on adjusted earnings(2)	(11)		(32)		(30)		(259)		(24)		(64)		(81)		(90)
Adjusted earnings (loss) from continuing operations(3)	274	2.50	237	2.17	220	2.01	1,734	15.88	157	1.44	430	3.94	544	4.99	603	5.54
	Diluted shares (in millions)(4)
Weighted average shares outstanding	108.9		108.9		108.6		108.4		108.5		108.4		108.4		108.2
Incremental shares attributable to equity awards	0.5		0.4		0.6		0.8		0.7		0.7		0.7		0.7
Total diluted shares	109.4		109.3		109.2		109.2		109.2		109.1		109.1		108.9
______________________________
(1)Includes net interest expense and certain fees related to debt issued as part of our acquisition of the M&M Business.
(2)Calculated using adjusted effective tax rates (Table 3a) as follows:

	Q3 '23	Q2 '23	Q1 '23	2022	Q4 '22	Q3 '22	Q2 '22	Q1 '22

Adjusted effective tax rate	4	12	12	13	13	13	13	13
(3)Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages)
2022	(18.4)	5.4
(4)Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 3a
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Estimated	Actual
	2023	2022
	(In percentages)
US GAAP annual effective tax rate	(32)	(34)
Discrete quarterly recognition of GAAP items(1)	(4)	(6)
Tax impact of other charges and adjustments(2)	(1)	9
Utilization of foreign tax credits	(1)	—
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	1	(1)
Other, includes effect of discrete current year transactions(4)(5)	46	45
Adjusted tax rate	9	13
______________________________
Note: As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate for actual results.
(1)Such as changes in tax laws (including US tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.
(2)Reflects the tax impact on pre-tax adjustments presented in Certain Items (Table 8), which are excluded from pre-tax income for adjusted earnings per share purposes.
(3)Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.
(4)Includes tax impacts related to full-year forecasted tax opportunities and related costs.
(5)Includes the reversal of certain U.S. GAAP deferred tax benefits related to non-recurring internal restructuring transactions related to the M&M acquisition, to centralize ownership of intellectual property with the business and to facilitate future deployment of cash to service acquisition indebtedness. Certain benefits of the internal restructuring will be realized in future periods for adjusted earnings purposes.

Table 4
Net Sales by Segment - Unaudited

	Q3 '23	Q2 '23	Q1 '23	2022	Q4 '22	Q3 '22	Q2 '22	Q1 '22
	(In $ millions)
Engineered Materials	1,528	1,585	1,630	4,024	1,237	929	948	910
Acetyl Chain	1,220	1,233	1,250	5,743	1,135	1,397	1,559	1,652
Intersegment eliminations(1)	(25)	(23)	(27)	(94)	(24)	(25)	(21)	(24)
Net sales	2,723	2,795	2,853	9,673	2,348	2,301	2,486	2,538
___________________________
(1)Includes intersegment sales primarily related to the Acetyl Chain.

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended September 30, 2023 Compared to Three Months Ended June 30, 2023

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(1)	(3)	—	(4)
Acetyl Chain	3	(3)	(1)	(1)

Total Company	1	(3)	(1)	(3)
Three Months Ended June 30, 2023 Compared to Three Months Ended March 31, 2023

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	2	(5)	—	(3)
Acetyl Chain	2	(3)	—	(1)

Total Company	2	(4)	—	(2)
Three Months Ended March 31, 2023 Compared to Three Months Ended December 31, 2022

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	34	(4)	2	32
Acetyl Chain	10	(2)	2	10

Total Company	19	(4)	2	17
Three Months Ended December 31, 2022 Compared to Three Months Ended September 30, 2022

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	34	(1)	—	33	(1)
Acetyl Chain	(9)	(10)	—	(19)

Total Company	8	(6)	—	2
________________________
(1)2022 includes the effect of the acquisition of the majority of the M&M Business.

Three Months Ended September 30, 2022 Compared to Three Months Ended June 30, 2022

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(1)	2	(3)	(2)
Acetyl Chain	(3)	(5)	(2)	(10)

Total Company	(2)	(3)	(2)	(7)
Three Months Ended June 30, 2022 Compared to Three Months Ended March 31, 2022

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	1	6	(3)	4
Acetyl Chain	(6)	2	(2)	(6)

Total Company	(2)	2	(2)	(2)
Three Months Ended March 31, 2022 Compared to Three Months Ended December 31, 2021

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	23	7	(1)	29
Acetyl Chain	7	(3)	—	4

Total Company	12	1	(1)	12

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended September 30, 2023 Compared to Three Months Ended September 30, 2022

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	75	(12)	1	64
Acetyl Chain	4	(18)	1	(13)

Total Company	33	(16)	1	18
Three Months Ended June 30, 2023 Compared to Three Months Ended June 30, 2022

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	75	(8)	—	67
Acetyl Chain	(2)	(19)	—	(21)

Total Company	27	(15)	—	12
Three Months Ended March 31, 2023 Compared to Three Months Ended March 31, 2022

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	80	2	(3)	79
Acetyl Chain	(9)	(13)	(2)	(24)

Total Company	23	(8)	(3)	12
Three Months Ended December 31, 2022 Compared to Three Months Ended December 31, 2021

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	67	17	(9)	75
Acetyl Chain	(12)	(14)	(3)	(29)

Total Company	13	(5)	(5)	3

Three Months Ended September 30, 2022 Compared to Three Months Ended September 30, 2021

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	23	25	(12)	36
Acetyl Chain	(10)	2	(5)	(13)

Total Company	(2)	9	(5)	2
Three Months Ended June 30, 2022 Compared to Three Months Ended June 30, 2021

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	24	24	(9)	39
Acetyl Chain	(5)	11	(4)	2

Total Company	3	14	(4)	13
Three Months Ended March 31, 2022 Compared to Three Months Ended March 31, 2021

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	20	25	(4)	41
Acetyl Chain	7	38	(3)	42

Total Company	12	32	(3)	41

Table 4c
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	33	23	(8)	48
Acetyl Chain	(6)	6	(3)	(3)

Total Company	6	11	(4)	13

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '23	Q2 '23	Q1 '23	2022	Q4 '22	Q3 '22	Q2 '22	Q1 '22
	(In $ millions, except percentages)
Net cash provided by (used in) investing activities	375	(163)	(178)	(11,141)	(10,713)	(143)	(136)	(149)
Net cash provided by (used in) financing activities	(700)	(447)	(69)	10,290	1,944	8,600	(159)	(95)

Net cash provided by (used in) operating activities	403	762	(96)	1,819	541	467	495	316
Capital expenditures on property, plant and equipment	(131)	(145)	(164)	(543)	(143)	(139)	(124)	(137)
Contributions from/(Distributions) to NCI	(4)	(6)	(1)	(13)	(3)	(3)	(3)	(4)
Free cash flow(1)	268	611	(261)	1,263	395	325	368	175

Net sales	2,723	2,795	2,853	9,673	2,348	2,301	2,486	2,538

Free cash flow as % of Net sales	9.8%	21.9%	(9.1)%	13.1%	16.8%	14.1%	14.8%	6.9%
______________________________
(1)Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our NCI joint ventures.

Table 6
Cash Dividends Received - Unaudited

	Q3 '23	Q2 '23	Q1 '23	2022	Q4 '22	Q3 '22	Q2 '22	Q1 '22
	(In $ millions)
Dividends from equity method investments	7	25	40	217	82	27	82	26
Dividends from equity investments without readily determinable fair values	30	31	34	133	30	30	36	37
Total	37	56	74	350	112	57	118	63
Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '23	Q2 '23	Q1 '23	2022	Q4 '22	Q3 '22	Q2 '22	Q1 '22
	(In $ millions)
Short-term borrowings and current installments of long-term debt - third party and affiliates	1,408	1,507	1,386	1,306	1,306	977	809	860
Long-term debt, net of unamortized deferred financing costs	12,291	12,889	13,396	13,373	13,373	11,360	3,022	3,132
Total debt	13,699	14,396	14,782	14,679	14,679	12,337	3,831	3,992
Cash and cash equivalents	(1,357)	(1,296)	(1,167)	(1,508)	(1,508)	(9,671)	(783)	(605)
Net debt	12,342	13,100	13,615	13,171	13,171	2,666	3,048	3,387

Table 8
Certain Items - Unaudited
The following Certain Items attributable to Celanese Corporation are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	Q3 '23	Q2 '23	Q1 '23	2022	Q4 '22	Q3 '22	Q2 '22	Q1 '22	Income Statement Classification
	(In $ millions)
Exit and shutdown costs	9	21	26	52	2	14	29	7	Cost of sales / SG&A / Other (charges) gains, net / Gain (loss) on disposition of businesses and assets, net / Non-operating pension and other postretirement employee benefit (expense) income
Asset impairments	9	—	—	13	2	12	(1)	—	Cost of sales / Other (charges) gains, net
Impact from plant incidents and natural disasters(1)	—	—	6	17	17	—	—	—	Cost of sales
Mergers, acquisitions and dispositions	46	23	99	267	138	44	29	56	Cost of sales / SG&A
Actuarial (gain) loss on pension and postretirement plans	—	—	—	80	80	—	—	—	Cost of sales / SG&A / Non-operating pension and other postretirement employee benefit (expense) income
Legal settlements and commercial disputes	2	6	—	3	—	1	—	2	Cost of sales / SG&A / Other (charges) gains, net
(Gain) loss on disposition of businesses and assets	(508)	1	—	(13)	(1)	—	(12)	—	Gain (loss) on disposition of businesses and assets, net
Other	4	3	—	3	1	—	2	—	Cost of sales / SG&A
Certain Items attributable to Celanese Corporation	(438)	54	131	422	239	71	47	65
___________________________
(1)Primarily associated with Winter Storm Elliott.

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2022
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,894

Adjusted EBIT (Table 1)			2,171
Adjusted effective tax rate (Table 3a)			13%
Adjusted EBIT tax effected			1,889

	2022	2021	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	1,306	791	1,049
Long-term debt, net of unamortized deferred financing costs	13,373	3,176	8,275
Celanese Corporation stockholders' equity	5,637	4,189	4,913
Invested capital			14,237

Return on invested capital (adjusted)			13.3%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			13.3%